Equitable Financial Life Insurance Company

Supplement dated September 9, 2022, to the prospectus dated May 1, 2022, for:

•	COIL Institutional SeriesSM (Series 160)
•	COIL Institutional SeriesSM (Series 162)

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding additions to the appendix titled “State policy availability and/or variations of certain features and benefits”. As applicable to your policy, please note the following changes described below.

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
California	See “Your right to cancel within a certain number of days” under “More information about procedures that apply to your policy”	The right to cancel period is 30 days for individuals over age 60.

Delaware	See “Your right to cancel within a certain number of days” under “More information about procedures that apply to your policy”	The right to cancel period for replacements is 20 days.

Florida	See “Your right to cancel within a certain number of days” under “More information about procedures that apply to your policy”	The right to cancel period is 14 days.

New York	See “Your right to cancel within a certain number of days” under “More information about procedures that apply to your policy”	The right to cancel period is 60 days for replacements.

	See “Changes in Charges” in ”More information about policy charges”	The following paragraph replaces the second paragraph in this section in its entirety:

Changes in policy cost factors (interest rates we credit to the Guaranteed Interest Option, cost of insurance rates, the premium charge, the administrative charge, any mortality and expense risk charge, and the rates for any additional benefit riders) will be on a basis that is equitable to all policies belonging to a given class, and will be determined based on reasonable assumptions as to expenses, mortality, investment income, persistency and, with respect to any rider that provides for accelerated death benefits for chronic illness, policy and contract claims associated with morbidity. For the sake of clarity, the assumptions referenced above include taxes; longevity; surrenders; lapses; conversions; disability; accident; illness; and with respect to the rates for any rider that provides accelerated death benefits for chronic illness, inability to perform activities of daily living and cognitive impairment, if applicable. Any change in policy cost factors will never result in an interest crediting rate that is lower than that guaranteed in the policy, or policy charges that exceed the maximum policy charges guaranteed in the policy. Any change in policy cost factors will be on a prospective basis; that is, any change will be determined based on future anticipated or emerging experience.

	See “Assigning your policy” in “More information about procedures that apply to your policy”	We may restrict changes in ownership only to maintain the tax qualification status of the policy.

North Dakota	See “Your right to cancel within a certain number of days” under “More information about procedures that apply to your policy”	The right to cancel period is 20 days.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104

Copyright 2022 Equitable Financial Life Insurance Company

All rights reserved

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

212-554-1234

EVM-68-22 (9/22)	Catalog No. 164732 (9/22)
COIL IS (Series162) New Biz	#396851